                   NICHOLAS | APPLEGATE(R) INSTITUTIONAL FUNDS

        SUPPLEMENT TO CLASS I, II, III, IV, V & R SHARES PROSPECTUSES AND
            STATEMENT OF ADDITIONAL INFORMATION DATED JULY 29, 2003


                                OCTOBER 24, 2003

PLEASE REVISE THE "PORTFOLIO TEAMS" SECTION AS FOLLOWS:

Loretta Morris will retire from Nicholas-Applegate effective December 31, 2003. Between now and then she will be transferring her International Equity portfolio management responsibilities to other members of the international management team. Effective November 1, 2003, Horacio A. Valeiras, CFA and Chief Investment Officer of Nicholas-Applegate will assume lead portfolio management responsibilities for the International Core Growth Fund. Christopher A.
Herrera will assume lead portfolio management responsibilities for the International Growth Opportunities Fund on November 1, 2003.

In addition, Catherine Nicholas Lead Portfolio Manager of Nicholas-Applegate's Global Equity Management team will retire on December 31, 2003. Between now and then she will be transferring her Global Equity portfolio management responsibilities to Nicholas A. Melhuish and Pedro V. Marcal as the Lead Portfolio Managers of the Global Select Fund.

Messrs. Valeiras, Herrera, Melhuish and Marcal's biographical information is included under "Portfolio Teams" beginning on page 34.